UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2019
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1300 Morris Drive	Chesterbrook,	PA	19087-5594
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 14, 2019, the Board of Directors (the "Board") of AmerisourceBergen Corporation (the "Company"), upon the recommendation of the Board’s Governance and Nominating Committee, approved the creation of a new Compliance and Risk Committee, effective December 1, 2019. The Compliance and Risk Committee was established in furtherance of the Board’s responsibility for oversight of the Company’s businesses, including the Company’s long-standing commitment to ethics and compliance.
The responsibilities of the Compliance and Risk Committee include assisting the Board with the oversight of the Company’s (i) enterprise risk management program, (ii) compliance program, which includes the Office of Compliance led by the Company’s Chief Compliance Officer, (iii) legal and regulatory compliance, and (iv) Code of Ethics and Business Conduct. The charter of the Compliance and Risk Committee is available at investor.amerisourcebergen.com.
The Compliance and Risk Committee is comprised of three directors. The initial members are Lon R. Greenberg (Chair), Ornella Barra and Kathleen W. Hyle. In connection with the creation of the Compliance and Risk Committee, D. Mark Durcan was appointed Chair of the Board’s Audit Committee, replacing Mr. Greenberg, who remains a member of the Audit Committee.
The information in this Current Report is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: December 2, 2019	By:	/s/ John G. Chou
	Name:	John G. Chou
	Title:	Executive Vice President, Chief Legal Officer and Secretary

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